FORM 8-K
                            CURRENT REPORT



      PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT
                                OF 1934



     Date of Report (Date of earliest event reported):  June 30, 1998



                      INVESTORS REAL ESTATE TRUST
         (Exact name of registrant as specified in its charter)




        NORTH DAKOTA             0-14851               45-0311232
(State or other jurisdiction   (Commission           (IRS Employer
      of incorporation)        File Number)        Identification No.)



        12 SOUTH MAIN STREET
        MINOT, NORTH DAKOTA                                58701
(Address of principal executive offices)                (Zip Code)



                              (701) 837-4738
           (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

Investors Real Estate Trust (the "Company") files this Report of Sales Of Securities and Use of Proceeds Therefrom as an initial report in Accordance with Rule 463 (17 CFR 230.463).

1. (a) State the name of the issuer or successor issuer filing the report.

                        INVESTORS REAL ESTATE TRUST

2. (a) Indicate the effective date of the registration statement for which this form is filed.

                                01/05/98

   (b) Provide the SEC file number assigned to the registration statement.

                               2-33341105

   (c) If the issuer has been assigned a CUSIP number, specify the first (6) digits.

                                 461730

3. (a) Has the offering commenced?

                           Yes  X        No
                               ---          ---

   (b) If yes, indicate the date the offering commenced.

                                01/05/98

4. Did the offering terminate before any securities were sold?

                           Yes          No  X
                               ---         ---

5. Did the offering terminate prior to the sale of all securities registered?

                           Yes          No  X
                               ---         ---

6. Furnish the name(s) of the managing underwriter(s), if any.

      (01) Inland National Securities, Inc.
      (02) American Investment Services, Inc.
      (03) Huntingdon Securities Corp.
      (04) Garry Pierce Financial Services, LLP
      (05) PrimeVest Financial Services
      (06) ND Capital, Inc.
      (07) Berthel Fisher Financial Services, Inc.
      (08) Protective Group Securities Corp.
      (09) Corporate Funding, Ltd.

7. (a) Indicate the title and code of each class of securities registered and, where a class of convertible securities is being registered, indicate the title and code of any class of securities into which such securities may be converted.

                Title of Security                     Code
                -----------------                     ----
        (01) Shares of Beneficial Interest             EQ

8. Indicate on the following table the amount and aggregate offering price of securities registered and sold to date for the account of the issuer and for the account(s) of any selling security holder(s).


FOR THE ACCOUNT OF THE ISSUER
--------------------------------------------------------------------------------
                               Aggregate                      Aggregate
                               price of                       offering
    Title                      offering                       price of
     of         Amount          amount         Amount          amount
  security    registered      registered        sold            sold
--------------------------------------------------------------------------------
Shares of
Beneficial
Interest      $2,500,000      $18,625,000      159,381*      $1,187,388*
                                               575,935        4,290,716
                                               -------        ---------
                                               735,316       $5,478,104

  * Dividend reinvested shares issued @ $6.85 pursuant to Dividend Reinvestment Plan.

9. State, if known, or furnish a reasonable estimate of, the amount of expenses incurred for the issuer's account in connection with the issuance and distribution of the securities registered for each category listed below. Place an "X" to the left of any amount given that is an estimate.


                      Direct or indirect payments    Direct or indirect
                      to directors, officers,        payments to others
                      general partners of the
                      issuer or their associates;
                      to persons owning ten percent
                      or more of any class of
                      equity securities of the
                      issuer; and to affiliates of
                      the issuer
--------------------------------------------------------------------------------

(01) Underwriting
     discounts and
     commissions            $        0                  $   339,967

(02) Finders' Fees                   0                            0

(03) Expenses paid
     to or for
     underwriters                    0                            0

(04) Other expenses                  0                       62,192
--------------------------------------------------------------------------------

(05) Total Expenses         $        0                  $   402,159
================================================================================

10. Indicate the net offering proceeds to the issuer after the total expenses in No. 9 above.

                                                        $ 5,075,945
                                                        ===========

11. State, if known, or furnish a reasonable estimate of, the amount of net offering proceeds to the issuer used for each of the purposes listed below. Do not include any amount in "working capital" to which a more specific category is applicable. Place an "X" to the left of any amount given that is an estimate.


                      Direct or indirect payments    Direct or indirect
                      to directors, officers,        payments to others
                      general partners of the
                      issuer or their associates;
                      to persons owning ten percent
                      or more of any class of
                      equity securities of the
                      issuer; and to affiliates of
                      the issuer
--------------------------------------------------------------------------------

(01) Construction of
     plant, building
     and facilities         $       0                   $         0

(02) Purchase and
     installation of
     machinery and
     equipment                      0                             0

(03) Purchase of real
     estate                         0                     5,075,945

(04) Acquistion of
     other business(es)             0                             0

(05) Repayment of
     indebtedness                   0                             0

(06) Working capital                0                             0
--------------------------------------------------------------------------------

 Temporary investment (specify)

  None.
--------------------------------------------------------------------------------

 Other purposes (specify)

  None.
--------------------------------------------------------------------------------


12. Do the use(s) of proceeds in No. 11 represent a material change in the use(s) of proceeds described in the prospectus?

                            Yes          No  X
                                ---         ---

                                SIGNATURE

     Pursuant to the requirements of Rule 463 under the Securities Act of 1933, INVESTORS REAL ESTATE TRUST has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  INVESTORS REAL ESTATE TRUST



                                By __________________________________
                                   Thomas A. Wentz, Sr.
                                   Vice-President

Date:  August 7, 1998